SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of 15(d) of

The Securities Exchange Act of 1934

____________________________________

Date of Report (Date of earliest event reported): 25 FEBRUARY 2000

CATERPILLAR FINANCIAL ASSET TRUST 1998-A

(Exact name of Registrant as specified in charter)

Delaware

(State or other jurisdiction

of incorporation)

333-24373-01 _______________

(Commission File Number) (IRS Employer ID No.)

C/o Caterpillar Financial Funding Corporation

2950 East Flamingo Rd., Suite E-4, Las Vegas, NV 89121

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (702) 735-2514

Page 1 of 11 pages.

The Exhibit Index appears at Page 3

Item 7. Financial Statements, and Exhibits

(c) Exhibits

Exhibit

Number Description

99.1 Statement to Certificateholders

99.2 Statement to Noteholders

99.3 Servicer's Certificate

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CATERPILLAR FINANCIAL ASSET TRUST 1998-A

By: CATERPILLAR FINANCIAL

SERVICES CORPORATION

(Servicer)

By __________________________

Edward J. Scott, Treasurer

DATE: February 25, 2000

EXHIBIT INDEX

Sequentially

Exhibit Numbered

Number Description Page

99.1 Statement to Certificateholders 4

99.2 Statement to Noteholders 6

99.3 Servicer's Certificate 8